COMMON STOCK                                            1.00 PAR VALUE PER SHARE

               [GEORGIA TRUST BANCSHARES, INC. LOGO APPEARS HERE]

               INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

   SEE REVERSE FOR
   CERTAIN DEFINITIONS
   CUSIP

THIS CERTIFIES THAT

IS THE OWNER OF                      ,

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                         GEORGIA TRUST BANCSHARES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile signatures of its duly authorized officers.

Date:

COUNTERSIGNED AND REGISTERED:

                                 TRANSFER AGENT
                                  AND REGISTRAR


By:
    ---------------------      ---------------------       ---------------------
    AUTHORIZED SIGNATURE            SECRETARY              CHAIRMAN OF THE BOARD


                         GEORGIA TRUST BANCSHARES, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COMA     -  as tenants in common

TEN ENT      -  as tenants by the entireties

JT TEN       -  as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT                                               Custodian
                  ---------------------------------------------


--------------------------                            --------------------------
       ---------                                              ---------
        (Cust)                                                 (Minor)



                                               under Uniform Gifts to Minors Act

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                                                      --------------------------
                                                              ---------
                                                               (State)


      Additional abbreviations may also be used though not in the above list.

For value received,_______________________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ---------------------------


                                             -----------------------------------
                                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER


                                             -----------------------------------
                               SIGNATURE(S)  GUARANTEED: THE SIGNATURE(S)
                                             SHOULD BE GUARANTEED BY AN ELIGIBLE
                                             GUARANTOR INSTITUTION (BANKS,
                                             STOCKBROKERS, SAVINGS AND LOAN
                                             ASSOCIATIONS AND CREDIT UNIONS WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE
                                             GUARANTEE MEDALLION PROGRAM),
                                             PURSUANT TO S.E.C. RULE 17Ad-15.